MEET SPOK When COMMUNICATIONS matter, Spok delivers. Exhibit 99.1

INTRODUCING SPOK Vince Kelly CEO

3 SAFE HARBOR STATEMENT This presentation may include forward-looking statements that are subject to risks and uncertainties relating to Spok’s future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company’s estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. Spok’s actual results could differ materially from those anticipated in these forward- looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our 2013 Form 10-K and related Company documents filed with the Securities and Exchange Commission, for a description of these risks and uncertainties. Please note that Spok assumes no obligation to update any forward-looking statements from past or present filings and conference calls.

4 • Looking ahead • Discussion / Q&A • Our company and strategy • Our team • Our customers AGENDA – A CORPORATE OVERVIEW WHO WE ARE: VINCE KELLY • Solution overview • Five growth pillars EXECUTION: THE EXECUTIVE TEAM • Operations (Hemant Goel) • Sales (Gary Ash) •Marketing (Donna Scott) • Finance (Shawn Endsley) SOLUTIONS AND GROWTH STRATEGY: COLIN BALMFORTH WRAP-UP AND Q&A • Human Resources (Bonnie Culp) • Information Systems and Technology (Tom Saine) • Governance (Sharon W. Keisling)

5 SPOK – COMPANY OVERVIEW Public Company since 2004 Profitable & Debt Free Return Shareholder Capital Focused on Growth Investing in the Company

6 RESPECTING OUR HISTORY EMBRACING THE FUTURE 2011 USA Mobility acquires Amcom Software 2014 USA Mobility and Amcom Software come together under single identity and new, exciting brand 2007 Merger of Amcom and Xtend Comms 2008 Amcom acquires Telident 911 and Commtech Wireless 2009 Amcom acquires SDC Solutions 2012 Amcom acquires CTRM from IMCO Technologies 2004 USA Mobility formed from merger of Arch Wireless, Inc. and Metrocall Holdings, Inc.

7 SPOK – OUR STRATEGY A CRITICAL COMMUNICATIONS COMPANY Spok delivers smart, reliable communication solutions to help protect the health, well-being, and safety of people around the globe. STRATEGY FOR LONG-TERM SHAREHOLDER VALUE • Are accretive to our business • Accelerate our revenue growth • Utilize our valuable deferred tax assets 1. Grow our software revenue and bookings 2. Retain our profitable wireless subscribers 3. Conservatively return capital to shareholders 4. Commit to acquisitions that:

8 Minneapolis, MN Jacksonville, FL New York, NY Bedford, NH London Dubai Perth Plano, TX Springfield, VA EMPLOYEES 606 125,000 CUSTOMERS ME TRI C S LO C A TION S COMPANY OVERVIEW INVESTING IN OUR BUSINESS GLOBALLY Q3 YTD 2014 REVENUE $149 FY14 Guidance $183 – $201 (in millions)

9 OUR TEAM Vince Kelly Chief Executive Officer Colin Balmforth President Tom Saine Chief Information Officer Bonnie Culp Executive Vice President of Human Resources Sharon Woods Keisling Corporate Secretary & Treasurer Shawn Endsley Chief Financial Officer Donna Scott Senior Vice President of Marketing Gary Ash Global Executive Vice President of Sales Hemant Goel Chief Operating Officer

10 COMPANY VALUES VALUES We put the customer first in everything we do What we do matters: our solutions improve communications in critical situations We are committed to innovation and offering new solutions for future growth We are accountable to each other, to shareholders, and to our customers

11 THE BEST ADULT AND CHILDREN’S HOSPITALS CHOOSE SPOK Source: U.S. News & World Report’s “Best Hospitals” study 2014-2015 4,743 ADULT HOSPITALS SURVEYED 17 QUALIFIED for “HONOR ROLL” ALL USE SPOK SOLUTIONS 183 CHILDREN’S HOSPITALS SURVEYED 10 QUALIFIED for “HONOR ROLL” ALL USE SPOK SOLUTIONS Source: U.S. News & World Report’s “Best Children’s Hospitals” study 2014-2015

12 PRESIDENT’S E-AWARD Award Criteria • Significant contributions to expansion of U.S. export trade • Minimum of four consecutive years of export growth • Overcome key challenges to achieve growth EXPORT EXPANSION AWARD “[Spok’s] achievements have undoubtedly contributed to national export expansion efforts that support the U.S. economy and create American jobs.” — Rebecca M. Blank, Deputy Secretary of Commerce

13 2014 REFLECTS SUCCESSFUL EXECUTION OF OUR STRATEGY Launched the Global Spok Brand Integrated Software and Wireless Companies Recruited Highly Qualified Execs to Management Team Made Significant Investments in Key Spok Teams Met/Exceeded Majority of Key Performance Goals Expanded Sales Capabilities Extended Reach in Key Geographic/Vertical Markets Strengthened Our Balance Sheet

14 PROGRESS ON REPOSITIONING SPOK FOR LONG-TERM GROWTH $20.4 million (Q3’14 record) 1.9% (10 year low) Software offsetting decline in Wireless Public safety growth of 6.7X Mobile app sales +53.6% Maintenance renewal rates at 95%+ Software Bookings Unit Erosion

15 OUR CAPITAL ALLOCATION STRATEGY RETURN CAPITAL TO SHAREHOLDERS ACCRETIVE ACCELERATE REVENUE GROWTH UTILIZE OUR DEFERRED TAX ASSETS INVEST IN PRODUCT DEVELOPMENT & INNOVATION ACQUISITIONS THAT MEET OUR CRITERIA:

16 OUR CAPITAL ALLOCATION STRATEGY: SHAREHOLDER RETURN We intend to distribute approximately $26 million to shareholders in 2015 in the form of dividends/share repurchases

OUR SOLUTIONS & GROWTH STRATEGY Colin Balmforth President

18 OUR CRITICAL COMMUNICATION SOLUTIONS DIRECTORY CLINICAL ALERTING AND NOTIFICATION 9-1-1 CALL CENTER SOLUTIONS MOBILE COMMUNICATIONS PAGING CONTACT CENTER SOLUTIONS SCHEDULING EMERGENCY NOTIFICATION ALARM MONITORING

19 OUR CRITICAL COMMUNICATION SOLUTIONS DIRECTORY CLINICAL ALERTING AND NOTIFICATION 9-1-1 CALL CENTER SOLUTIONS MOBILE COMMUNICATIONS PAGING CONTACT CENTER SOLUTIONS EMERGENCY NOTIFICATION ALARM MONITORING • Heart of Communication System • Source of Truth for Contact Information • Collaboration Point for Patient Care Team SCHEDULING

20 OUR CRITICAL COMMUNICATION SOLUTIONS CLINICAL ALERTING AND NOTIFICATION 9-1-1 CALL CENTER SOLUTIONS MOBILE COMMUNICATIONS PAGING CONTACT CENTER SOLUTIONS EMERGENCY NOTIFICATION ALARM MONITORING • Incident Management • Emergency Notification • Radiology, Lab, Cardio, Other • Nurse Call • Patient Monitoring DIRECTORY SCHEDULING

21 OUR CRITICAL COMMUNICATION SOLUTIONS CLINICAL ALERTING AND NOTIFICATION 9-1-1 CALL CENTER SOLUTIONS MOBILE COMMUNICATIONS PAGING CONTACT CENTER SOLUTIONS EMERGENCY NOTIFICATION ALARM MONITORING • 9-1-1 Call-Taking and Dispatch • Enhanced 9-1-1 • NG9-1-1 DIRECTORY SCHEDULING

22 OUR CRITICAL COMMUNICATION SOLUTIONS CLINICAL ALERTING AND NOTIFICATION 9-1-1 CALL CENTER SOLUTIONS MOBILE COMMUNICATIONS PAGING CONTACT CENTER SOLUTIONS EMERGENCY NOTIFICATION ALARM MONITORING • Secure Messaging on a Smart Device • Care Team Communication and Collaboration • Driving Critical Information Directly to the Point of Care DIRECTORY SCHEDULING

23 OUR CRITICAL COMMUNICATION SOLUTIONS CLINICAL ALERTING AND NOTIFICATION 9-1-1 CALL CENTER SOLUTIONS MOBILE COMMUNICATIONS PAGING CONTACT CENTER SOLUTIONS EMERGENCY NOTIFICATION ALARM MONITORING Wide-Area Paging • One-Way and Two-Way Messaging • ReadyCall Waiting Area Pagers • Paging Management Services • Redundancy with 99.92% Uptime • Local-Area Paging DIRECTORY SCHEDULING

24 OUR CRITICAL COMMUNICATION SOLUTIONS CLINICAL ALERTING AND NOTIFICATION 9-1-1 CALL CENTER SOLUTIONS MOBILE COMMUNICATIONS PAGING CONTACT CENTER SOLUTIONS EMERGENCY NOTIFICATION ALARM MONITORING • Operator Console • Web-Based Directory • Speech Recognition • Call Recording and Quality Management DIRECTORY SCHEDULING

25 OUR CRITICAL COMMUNICATION SOLUTIONS CLINICAL ALERTING AND NOTIFICATION 9-1-1 CALL CENTER SOLUTIONS MOBILE COMMUNICATIONS PAGING CONTACT CENTER SOLUTIONS SCHEDULING EMERGENCY NOTIFICATION ALARM MONITORING • On-Call Scheduling • Staff Assignment • Care Team Availability DIRECTORY

26 OUR CRITICAL COMMUNICATION SOLUTIONS CLINICAL ALERTING AND NOTIFICATION 9-1-1 CALL CENTER SOLUTIONS MOBILE COMMUNICATIONS PAGING CONTACT CENTER SOLUTIONS EMERGENCY NOTIFICATION ALARM MONITORING • Group Alerting • Audit Trail • Escalation Management DIRECTORY SCHEDULING

27 OUR CRITICAL COMMUNICATION SOLUTIONS CLINICAL ALERTING AND NOTIFICATION 9-1-1 CALL CENTER SOLUTIONS MOBILE COMMUNICATIONS PAGING CONTACT CENTER SOLUTIONS EMERGENCY NOTIFICATION ALARM MONITORING DIRECTORY SCHEDULING Non-Clinical Alerts on Mobile Devices • Building Management • Security • Fire Alarms • Location Tracking • Door Alarms • HVAC • IT System Monitoring

28 COMPANY STRATEGY: FIVE GROWTH PILLARS VERTICAL MARKETS MID-MARKET HEALTHCARE INTERNATIONAL PRODUCT INNOVATION MERGERS & ACQUISITIONS Strategy: Expand mid-market healthcare share Strategy: Leverage marquee brand position in new geographic markets Strategy: Identify and grow secondary vertical industry markets Strategy: Innovate in Web, Cloud & Mobile technologies Strategy: Target accretive, long-term growth and leverage DTAs

29 GROWTH PILLARS: MID-MARKET HEALTHCARE 85% HEALTHCARE of business comes from MI D -MAR K ET : 200 600 TO BEDS US MID- MARKET HOSPITALS 36% MID-MARKET HEALTHCARE Strategy: Expand mid-market healthcare share Highlight win: A 400+-bed hospital in Virginia continues to add new solutions, including additional Spok Mobile licenses “Expand Spok’s leadership share of large hospital accounts to mid and lower healthcare markets via SaaS solutions…”

30 GROWTH PILLARS: INTERNATIONAL 2014 SUCCESS INT’L WEB TRAFFIC EMEA: new RVP with expansion in sales resources for UK and Middle East regions. 1 APAC: continued expansion in Services and Support delivery resources to meet record sales activity. 2 STRENGTHENING THE TEAMS: INTERNATIONAL Strategy: Leverage marquee brand position in new geographic markets LEADS 38% 145% SUCCESSFUL EVENTS AND TRADESHOWS Resulting in high interest and growth in Sales Qualified Leads AMERICAS: added sales resources in Canadian markets. Evaluating LATAM strategy 2015. 3 “Spok’s esteemed U.S. marquee references offer a credible gateway to expand in International markets…”

31 GROWTH PILLARS: VERTICAL MARKETS VERTICAL MARKETS Strategy: Identify and grow secondary vertical industry markets $5.3 million in new logo U.S. Air Force deals to date in 2014 EXHIBITED AT TEN PUBLIC SAFETY SHOWS IN 2014 SO FAR: Government Higher Education Hospitality Public Safety Enterprise 866 LEADS 26 QUALIFIED SALES OPPORTUNITIES “Spok’s fastest-growing vertical market is Public Safety…”

32 GROWTH PILLARS: PRODUCT INNOVATION PHYSICIAN ADVISORY BOARD Quarterly Meetings Active physician engagement PRODUCT INNOVATION Strategy: Innovate in Web, Cloud & Mobile technologies • Added 2 Stanford CMIOs • Adding CNO Launch of Spok Mobile™ secure communications app MEMBERS 350 ORGANIZATIONS 200 “Spok has doubled investment in software development focusing on Web, Cloud, SaaS & Mobility for next-generation suite…”

33 GROWTH PILLARS: M&A ACTIVELY PURSUING MERGERS & ACQUISITIONS Strategy: Target accretive, long-term growth and leverage DTAs 2014 BALANCE SHEET “Spok is evaluating adjacent technology companies that are accretive, offer meaningful growth and allow us to leverage our sizable tax assets…” No Debt Sizeable Cash Reserves Unused Credit Facility Next-Generation Emergency Services (NG9-1-1) Middleware and Workflow Communications Real Time Location Services (RTLS) Patient Management & Experience Many Others…

OPERATIONS Hemant Goel Chief Operating Officer

HEALTHCARE INDUSTRY TECHNOLOGY TRENDS

- CARE TEAM MOBILITY AND IMPROVED WORKFLOW
- MOBILE DEVICE USE AND BYOD
- MEDICAL IDENTITY THEFT
- CLOUD COMPUTING
- DATA AND ANALYTICS
- ELECTRONIC HEALTH RECORDS
- PATIENT PORTALS, TELEHEALTH, REMOTE MONITORING, mHealth

Sources of Trends:
- "5 Trends For Health CIOs In 2014" – InformationWeek Healthcare. Article link
- "Health IT Trends for 2014" – CDW Industry View. Article link
- "Healthcare Information Technology: Trends and Opportunities" – David Edgerton, Jr. Article link

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spōk

36 • Secure messaging that protects PHI • HIPAA-compliant communication solutions for healthcare • Ability to deliver clinical value across the device continuum • Support BYOD and hospital-issued devices including smartphones, tablets, Wi-Fi phones, and pagers • Care team enablement across all venues • Clinical collaboration tools for care coordination • Interactive data at the point of care for better patient outcomes HOW SPOK MEETS THESE NEEDS CARE TEAM MOBILITY AND IMPROVED WORKFLOW MOBILE DEVICE USE AND BYOD MEDICAL IDENTITY THEFT

37 • Access electronic data to deliver patient care context to enhance clinical communications HOW SPOK MEETS THESE NEEDS • Launched freemium secure messaging app • Developing a hosted offering for secure messaging • Developing SaaS call center solution for the midmarket CLOUD COMPUTING ELECTRONIC HEALTH RECORDS • Comprehensive audit trail for regulatory compliance • Operational metrics to better understand system performance and user adoption • Enterprise-level reporting for historical trending and operational management DATA AND ANALYTICS

38 (1) Improving America’s Hospitals: The Joint Commission’s Annual Report on Quality and Safety HOSPITALS NEED SOLUTIONS TO IMPROVE QUALITY OF CARE AND PATIENT SAFETY • Inadequate communication is the main cause of sentinel events in hospitals(1) • Spok customer experiences illustrate need for rapid, more automated communications – Lack of coordinated response to patients in distress – Difficulty reaching the appropriate clinician – Inaccurate on-call schedules contribute to improper contacts – Slow caregiver response to aid requests Communications Patient Assessment Leadership Procedural Compliance Competency/Credentialing Environmental Safety/Security Orientation/Training Availability of Information Care Planning Organization Culture Staffing Continuum of Care CRITICAL I SSU ES IN HOS P IT AL S % OF DEATHS AND SERIOUS INJURIES IMPACTED BY ISSUE 0% 20% 40% 60% 80%

39 SPOK DELIVERS QUALITY OF PATIENT CARE AND SAFETY IMPROVEMENTS RESULTS: Reduced pediatric mortality by 21% (saving 24 children annually) RESULTS: Reduced “door-to-balloon” time from 129 to 68 minutes for heart attack patients RESULTS: Time required to rally additional staff in response to major accident cut from 3 hours to 15 minutes SPOK SOLUTION: Contact Center Suite SPOK SOLUTION: Contact Center and Emergency Notification SPOK SOLUTION: Emergency Notification A California Children’s Hospital IU Health Goshen Hospital A Large Chicago Health System

40 (1) Improving America’s Hospitals: The Joint Commission’s Annual Report on Quality and Safety HOSPITALS NEED SOLUTIONS TO IMPROVE PATIENT AND CLINICIAN SATISFACTION • Legislation links hospital reimbursement to patient satisfaction(1) • Clinicians are demanding better communication solutions • Spok customer experiences illustrate need for solutions that improve patient satisfaction and clinician communication SURVEY ITEM PRIORITY RANK Response to concerns/complaints made during stay 1 Degree to which hospital staff addressed your emotional needs 2 Staff effort to include you in decisions about your treatment 3 Promptness in responding to the call button 4 How well the nurses kept you informed 5 Source: 2011 Press Ganey Pulse Report: Hospital – Satisfaction Performance

41 SPOK SOLUTION: Clinical Alerting RESULTS: More rapid response time to patient requests and reduced nurse travel time RESULTS: Improved paging accuracy: 9,000 pages reached the right person 99.6% of the time SPOK SOLUTION: Contact Center RESULTS: Rapid response time to patient requests and reduced noise; increased patient satisfaction scores by 16% SPOK SOLUTION: Clinical Alerting RESULTS: Reduced call abandonment from 53% to 9% and reduced average speed of answer from 70 to 33 sec SPOK SOLUTION: Contact Center Suite SPOK DELIVERS IMPROVED PATIENT AND CLINICIAN SATISFACTION Coffs Harbour Hospital A Large Texas Hospital Large Skilled Nursing and Rehab Therapy Provider A Maryland Hospital

42 HOSPITALS NEED TO INCREASE PRODUCTIVITY AND REDUCE COSTS • Improving productivity and reducing costs are imperatives • Spok customer experiences illustrate need for reduced costs and increased productivity – Tracking down clinicians consumes caregiver time – Patient requests, growth in alarms increases transit time – Simple, mundane calls consume operator bandwidth – Dispersed call centers have heavy staffing overhead WHAT ARE THE MAJOR COMMUNICATION ISSUES WHICH IMPACT A NURSE'S PRODUCTIVITY (% OF RESPONDENTS ANSWERING YES)? Forrester Research Time spent trying to locate others Inability to reach others Continually leaving messages for resources Lack of visibility into others’ status or location Other 53% 32% 30% 22% 6%

43 SPOK DELIVERS INCREASED PRODUCTIVITY AND REDUCED COSTS SPOK SOLUTION: Contact Center (Operator Console) RESULTS: Automation reduced agents from 48 to 22 and improved call completion rate to 92% (annual savings of $1 million) RESULTS: Reduced agent-processed calls by 20% (Processes 2,800 pages per month without operator assistance) SPOK SOLUTION: Contact Center (Speech Recognition) A Large Atlanta Hospital A Massachusetts Hospital SPOK SOLUTION: Clinical Alerting Tuomey Healthcare RESULTS: Reduced patient discharge times by 11% within three months of implementation

SALES Gary Ash Global Executive Vice President of Sales

45 SALES OVERVIEW – BUILDING A WORLD-CLASS SALES ORGANIZATION Sean Collins SVP: Americas Steve Armstrong RVP: EMEA John Jordan RVP: APAC Investing In Top Sales Talent Investing in Best-in-Class Sales Process and Support Strong 2014 Sales Momentum Successful Global Sales Strategy

46 105% 2012 > 100% 2014 est. STRONG SALES MOMENTUM Consistent Performance in Wireless and Sustained Growth in Bookings Software Bookings Growth $33 Million 2012 $35 Million 2013 > $40 Million 2014 est. Wireless Revenue Attainment 104% 2013

47 INVESTING IN TOP TALENT 2012-2014: Increase in Sales Talent Americas: Expanded in new markets including Federal, VA, Canada APAC: Increased FTE – Sales (66%), Services/Support (43%) EMEA: New Regional Vice President, added UK/London, Dubai/UAE Sales Ensuring Sales Success “Investments in new talent during the last couple of years have generated good returns, and we are expecting good results from our recent investments (dedicated VA and Canadian teams and new EMEA team).” Human Resources and Sales collaborating to drive results in recruiting and onboarding

48 BEST-IN-CLASS SALES PROCESS – BUYER FOCUSED Not in Market Stimulated Problem Definition Options Evaluation Preferred Option Final Approval Implement Self-Guided Sales-Assisted Aligning our sales processes with new buying behaviors and training on social selling to achieve success The new buyer

49 DEAL ANATOMY – LARGE NORTHWESTERN HOSPITAL SYSTEM Sales Process • Lengthy, complex process where competitors were pitted against each other • Responded then worked to differentiate our product • Demonstrated capabilities and ability to meet the need and solve the issues • Built a broad base of internal sponsors • Negotiated with third-party sourcing agency • Closed the deal! Deal Summary • Regional, not-for-profit system supporting 28 affiliate hospitals and 50,000+ employees • Eight of the 24 affiliates are console customers with multiple platforms • Business need driven by a recognition of the importance of HIPAA-compliant, secure text messaging and the need for enhanced mobile communications to drive increased safety, quality and operational efficiencies • Purchased redundant Spok Mobile for 5,000 users and paid for two years up front!

50 INVESTING IN SALES OPERATIONS AND SUPPORT Sales Enablement Technology & Tools Business Analytics Process & Operations Training & Sales Comm. Consolidation of Wireless and Software Sales Operations – New Sales Operations Leader New Sales Trainer – sales process, product, sales onboarding Salesforce and Project Phoenix RFP/Sales Support improvement Sales Benchmark Index Contract/Order compliance Investments in this area critical for our growth, efficiency and up-skilling our sales team

51 ENSURING A SUCCESSFUL GLOBAL SALES STRATEGY 2015 APAC: Healthcare, Mobile, Gaming, Hospitality Large System Integrators, Consultants, Builders, Technology Partners, Expanded Direct Sales Distribution EMEA: Healthcare and Mobile Partner Orientation, Focus on Patient Experience in the ME, Efficiency and Service Improvement in the UK and Northern Europe AMERICAS: Healthcare, Mobile, and Public Safety Trends Direct Sales to Healthcare, Recurring Revenue Retention and Conversion, Partner-Led DOD Effort CHIEFLY AROUND HEALTHCARE: Challenges Are a Global Phenomenon Patient Safety, Clinical Workflow, Privacy, Efficiency, Better Outcomes Steady Growth in Software Bookings While Maintaining Our Valuable Wireless Customer Base Overall Goals Healthy Channel Distribution 2015: Expanding distribution of core products into Latin America, select APAC markets

MARKETING Donna Scott Senior Vice President of Marketing

53 MARKETING OVERVIEW BRAND AWARENESS LEAD GENERATION SALES SUPPORT PR and social media drip campaigns customer relations whitepapers, case studies & eBriefs website tradeshows Search Engine Optimization MARKETING TEAM videos

54 REBRANDING Front page of business section: At Spok, crisis communication is ‘about minutes and seconds’ It’s about movement, strength, reliability and speed…all the things you need in your critical communications. Integral part of a greater whole: like the spokes of a wheel, each supporting the other and overall network. • >4 Million Impressions • 1,500 More Followers • 250 Documents Rebranded • Search Traffic Tripled

55 Intro via high-value educational content Know Spok Like Spok Buy from us Come back for more Marketing: Nurturing the Prospect * Sources: http://stevepatticmo.com/category/lead-generation-2/ http://www.curata.com/blog/the-buyers-journey-demystified-by-forrester/ CONTENT MARKETING B2B buyers complete 65-90% of research before contacting a vendor* IMPERATIVE

56 Marketing Automation LEAD GENERATION Leads Marketing Qualified Leads Pipeline Contribution Closed Won • 137% of Plan YTD • Breaking records for Monthly MQLs • 34% Increase in MQLs • 40% Increase in Public Safety MQLs • 18% Increase in Pipeline Contribution

57 MARKETING: ALIGNMENT WITH STRATEGY VERTICAL MARKETS MID-MARKET HEALTHCARE INTERNATIONAL PRODUCT INNOVATION 2014 •Spok Mobile Spheres •B2C Marketing Approach •500K Impressions-Twitter •350K Impressions-Facebook 2015 •25% Increase in marketing investment 2014 •12 Spok webinars • 3 Spok seminars •8 Tradeshows • 430 Int’l Twitter followers •54% Web traffic increase 2015 •110% Increase in International marketing investment 2014 • 10 Public Safety Events 866 Public Safety Leads, 26 Qualified Opps • 11 Healthcare Events 520 Healthcare Leads, 27 Qualified Opps 2015 •33% increase in Public Safety marketing investment 2014 • 11 Directions User Group meetings • Four Physician Advisory Council meetings •Connect 14 Conference 2015 •Directions User Group • Strategic Advisory Council •Connect 15 Conference

FINANCE Shawn Endsley Chief Financial Officer

59 GROW OUR SOFTWARE BOOKINGS AND REVENUE Software Bookings - Cumulative M ill ion s * *The software business was acquired on March 3, 2011. $8.7 $7.0 $8.8 $8.8 $16.6 $14.3 $17.4 $19.9 $25.1 $23.8 $26.5 $32.4 $32.7 $33.2 $35.1 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2011 2012 2013 2014 1Q 2Q 3Q 4Q

60 GROW OUR SOFTWARE BOOKINGS AND REVENUE Software Revenue $20.2 $25.4 $32.4 $20.7 $25.5 $13.8 $25.9 $27.9 $20.8 $22.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2011 2012 2013 2013 2014 M ill ion s Through 3Q TOTAL: $34.0 TOTAL: $51.3 TOTAL: $60.3 TOTAL: $41.5 TOTAL: $48.3 Growth: 17.5% Growth: 16.4% *The software business was acquired on March 3, 2011. * Operations Maintenance

61 RETAIN OUR PROFITABLE WIRELESS SUBSCRIBERS Annual Subscriber Trends (Direct) Thou san d s Direct Gross Additions & Gross Add Rate Direct Disconnects & Gross Churn Rate Total Net Unit Change & Net Churn Rate 750 375 0 (375) (750) (1,125) (1,500) 578 14.1% 433 12.4% 325 11.5% 269 12.3% 220 11.7% 186 11.2% 174 12.2% 2007 2008 2009 2010 2011 2012 2013 * Ending total units in service ** Twelve months ended Sept. 30, 2014 (620) -15.1% (669) -19.2% (633) -22.5% (293) -13.4% (221) -11.7% (187) -11.2% (107) -7.5% (1,119) -29.2% (1,102) -31.6% (958) -34.0% (562) -25.8% (442) -23.4% (373) -22.4% (281) -19.8% 3,485* 2,815 2,182 1,889 1,668 1,481 1,315 2014** 168 12.2% (124) -9.5% (292) -21.7% 1,220

62 CONSERVATIVELY RETURN CAPITAL TO SHAREHOLDERS: 2004-2014 Return of capital: $485.5 million returned to shareholders • $425.7 million Dividends • 6.3 million shares of common stock repurchased for $59.8 million $85.8 $230.8 $350.2 $456.4 $554.0 $636.1 $708.7 $771.9 $829.3 $879.6 $905.6 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Cumulative Operating Cash Flow “….provided significant cumulative operating cash flow” M ill ion s

CONSERVATIVELY RETURN CAPITAL TO SHAREHOLDERS: TOTAL RETURN


300.0%
240.0%
180.0%
120.0%
60.0%
–%
(60.0%)
May-08
Apr-09
Mar-10
Feb-11
Jan-12
Dec-12
Nov-13
Oct-14
July 31, 2008
- Board of Directors approves a $50mm stock repurchase program over the next 12 months
March 3, 2009
- Board resets balance in share repurchase program to $25mm as of 01/01/09 and extends the program through 12/31/09
- Board declares $1.00 / share special cash distribution
November 30, 2009
- Board extends share repurchase program through 03/31/10
March 3, 2010
- Board extends share repurchase program through 12/31/10 and resets the balance to $25mm
October 27, 2010
- Board declares $1.00 / share special cash distribution
December 30, 2010
- Board extends share repurchase program to 12/31/11 and resets the balance to $25mm
March 3, 2011
- Announces acquisition of Amcom Software for $163.3mm in cash
May 3, 2012
- Announces acquisition of IMCO
July 30, 2012
- Announces reduced quarterly dividend and revised guidance lower
August 1, 2013
- Announces dividend of $0.125 and maintains guidance
March 5, 2014
- Announces dividend of $0.125 and provides guidance for 2014
Spōk
Spōk + Dividends
Telecom ¹
Software ²

Spok + Dividends
+227.2%

Spok
+126.2%

Software
+90.0%

Telecom
+0.7%

Spok has materially outperformed other small-cap dividend paying companies[1] and other Telecom companies since lowering its quarterly dividend to $0.25 per share in May 2008

Source: Capital IQ
Notes: As of 10/31/14
1. Index based on NASDAQ's IXTC Telecommunications Index
2. Index based on S&P North American Technology Software Index spōk

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64 IMPLEMENTATION OF OUR STRATEGY • Shown the ability to exceed customer expectations through good times and bad • Maintain high standards of legal and regulatory compliance • Provide detailed public information on our business – Full Disclosure • Demonstrate strong financial performance and balance sheet • Use our cash flow for investment in the future by: Improving our service infrastructure Enhancing existing products Developing new products and services to meet customer requirements WE CAN DELIVER!

HUMAN RESOURCES Bonnie Culp Executive Vice President of Human Resources

66 INVESTING IN TOP TALENT Turn Candidates into Contributors Enhance Engagement from Recruiting to Hire Expedite Forms Completion & Approvals Verify Employment Eligibility Integrate Background Verification Automate Provisioning & Access to Systems Streamline Compliance Reporting • Increase new employees’ time-to-productivity • Increase new hire satisfaction and retention • Reduce labor costs and save time for HR staff READY TO WORK ON DAY ONE! RECRUITING & ONBOARDING INNOVATION

67 BUILDING A WORLD-CLASS ORGANIZATION Career History submission Early verification of details Interview Guide & Interview Teams The key to building a superior company is the ongoing ability to recruit and retain superior personnel.1 1 Smart, Bradford D., and Greg Alexander. Topgrading for Sales: World-Class Methods to Interview, Hire and Coach Top Sales Representatives. New York: Penguin Group, 2008. Print. CHIEF OPERATING OFFICER SENIOR VP OF MARKETING CONTROLLER & CAO VP DEVELOPMENT & CTO REGIONAL SALES VP, EMEA

PLANNING FOR INTERNATIONAL EXPANSION

As we expand internationally, we monitor the country's reputation for corruption using Transparency International's survey results. Our locations and their actual rankings are:

LOCATION	RANK	CURRENT STATUS
Vancouver, B.C., Canada	9th	Spok Canada (subsidiary) • 3 employees
Perth, AUS	9th	Spok PTY (subsidiary) • 19 employees • Teleworker in Sydney
London, UK	14th	Licensed to do business as NRE • 3 employees • Applying for full registration in Q1 2015
Dubai, UAE	26th	Licensed to do business • 2 employees
Manila, Philippines	94th	Applied for business license in Q2 2014


Vancouver, CAN
Minneapolis, MN
Bedford, NH
New York, NY
Springfield, VA
Plano, TX
Jacksonville, FL
London
Dubai
Manila, Philippines
Perth

© 2013 Transparency International. All rights reserved.

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69 INTERNATIONAL EXPANSION & COMPLIANCE • 29 Int’l Cleared • 40 U.S. Cleared “Partner Referral Notice” Sales Rep Recommendation “Partner Questionnaire” completed by Partner Compliance Committee reviews questionnaires, assesses risk to Company Restricted Party Check of 200+ Lists If higher risk: more comprehensive background check completed on company & principals If highest risk: in-country background investigation Partner cleared, rejected, or agreement is limited in scope CONDUCTING PARTNER DUE DILIGENCE

70 SUPPORTING GLOBAL COMPLIANCE Corporate Compliance Program Leadership Risk Assessment Standards & Controls Training Oversight Leadership Involvement, Tone at the Top, Chief Compliance Officer Reports to Audit Committee Risk-Based Due Diligence: Country, Industry/Sector, Partner, Deal, Business Opportunity Code of Conduct, Anti-Corruption Policy, Expense Procedures, Contractual Agreements Leadership Training, WeComply Audit Committee, Board-Approved Policies, Risk- Based Auditing, Real-Time Review & Detection, Remediation & Improvement Best Practices for Corporate Compliance Paul McNulty & Steve Martin of Baker and McKenzie Law Firm; Source: Lexis Nexis Legal Newsroom

INFORMATION SYSTEMS AND TECHNOLOGY Tom Saine Chief Information Officer

72 SYSTEMS INTEGRATION • SalesForce.com – Consolidating all Customer Resource Management (CRM) functions onto the Sales Cloud – Consolidating all Incident Management functions onto the Services Cloud – Expanding use of add-on tools for Marketing and Sales support – Integrating Project Management and time tracking for Professional Services • Billing and Operations Support System (BOSS) – Combining billing and inventory management into a common system • Back Office Services – Consolidated all back office services (email, file and print, finance, HR, data communications networks, etc.) into common Spok branded environment Well positioned to support existing operations and growth into the future

73 SECURITY • Multilayered Security Framework – HIPAA and PCI compliant security policies and procedures – Hardware and software security appliances (firewalls, DMZ, Anti- Virus, SPAM Blocking, Syslog monitoring, etc.) – Executive level Risk Assessment and Breach Response Team – Business Continuity and Disaster Recovery Plans • External Verification – All Security policies have been reviewed by an external law firm to verify HIPAA compliance – External quarterly PCI testing of all public facing servers – Quarterly testing verified with American Express Continued evaluation and testing of security risks to ensure protected data is secure

74 MESSAGING ARCHITECTURE • Technology Refresh – All primary markets converted to commercially available 2way satellite (VSAT) network using two satellites and two geographically separated uplinks – Ported paging terminal and encoder software to open systems Linux environment running on commercial off the shelf hardware – Consolidated all alarm reporting into a common network management system with automated integration into the incident management system – Continually maintain 99.92% network availability Core paging systems operating on supportable equipment

75 SURVIVABLE ARCHITECTURE • Our network sites are deployed to provide overlapping coverage • Devices communicate with multiple towers at the same time • We provide built-in messaging redundancy where dependence on a single tower is minimized • Because paging is a business traffic network, it is not affected by consumer traffic “clogs” that render broadband networks unavailable and ineffective in emergencies and disasters PAGING ARCHITECTURE: • Messages are simulcast from multiple towers • Transmitters high off ground (up to 300ft) • High power (up to 3500 watts ERP*) • Connectivity to towers via satellite CELLULAR ARCHITECTURE: • Transmission from a single tower • Transmitters low to the ground (90ft) • Weak power (100 watts ERP*) • Connectivity via wireline telephone system *ERP=Effective Radiating Power Connection to Wireline Infrastructure Connection to Wireline Infrastructure

76 INFORMATION TECHNOLOGY ARCHITECTURE • Expanding and upgrading development and sales demo environments • Conducting SOC2 Type II audit of Plano datacenter in preparation for SaaS offerings • Consolidating server environments into Plano datacenter where possible • Upgrading phone system to support expanded call routing • Implementing RSA 2 level authentication system • Upgrading access security system Internal IT systems ready to meet revenue growth and security requirements

GOVERNANCE Sharon Woods Keisling Corporate Secretary and Treasurer

78 ORGANIZATION STRUCTURE SPOK Holdings, Inc. SPOK Canada (Canadian) SPOK, Inc. SPOK AUS Pty Ltd (Australian Corp) SPOK Middle East, Inc. SPOK Philippines (Philippines) In July 2014, our organization structure was streamlined to reflect one name and one management team Amcom Software, Inc. and USA Mobility Wireless, Inc. were merged together into one operating entity – Spok, Inc. Significant annual administrative savings in tax and compliance filing

79 ANNUAL MEETING 2014 Due to short window between ISS’ report and our meeting, management had little time to contact shareholders, explain the issues and seek support. Even with minimal time, the vote on NEO compensation almost passed. Directors unanimously elected and auditors ratified while advisory vote for NEO compensation did not pass ISS recommended that shareholders should vote against our NEO compensation due to misunderstandings of our disclosures • Management addressed our concerns with an amendment filing to our Proxy

80 2015 COMPENSATION REVIEW • Engaged a compensation consultant who has assisted in identifying a new peer group and provided benchmarking data for compensation analysis • Continue to engage ISS consultation services • Initiated Shareholder Outreach Program • Ensured tax gross-ups were removed from all incentive plans • All incentive plans have been and continue to be 100% performance based • Adopted policies for: – Clawback – Stock ownership requirements for CEO and Executive Officers – Hedging and pledging transactions Our Compensation Committee has thoroughly reviewed our compensation policies and practices and taken action:

81 CREATING LONG-TERM SHAREHOLDER VALUE Bob Lougee Investor Relations 800-611-8488 Sharon Woods Keisling Corporate Secretary 703-269-6905 Investor Inquiries • Spok is focused on and committed to creating long-term shareholder value • We look forward to finishing the year strong and making progress against all our goals in 2015 • Our next annual meeting will be held on July 29, 2015 in Washington, DC

WRAP-UP Vince Kelly CEO

83 • Investment in research and development • Investment in sales and marketing resources • Targeted acquisition plan • Return of capital to stockholders in the form of cash distributions and share repurchases • Many years of industry experience in both wireless and software businesses • International & Global capability • Customer focused • Proven delivery WRAP UP – LOOKING AHEAD FOCUS ON LONG-TERM SHAREHOLDER VALUE! INNOVATIVE AND CREATIVE FOCUS ON OPERATIONAL EXCELLENCE Customer-driven wireless and software services Effective technology management and delivery Cost management for efficient operations Attention to marketing and sales opportunities with customers A SOLID PLATFORM TO ACHIEVE OUR LONG-TERM GROWTH STRATEGY Experienced management team Profitable and debt-free operations that generate solid cash flow

QUESTIONS AND DISCUSSION